                                                                  EXHIBIT 10.113

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     This amendment, dated as of March 5, 1996, amends the Employment Agreement effective as of January 1, 1996, between United Stationers Supply Co., United Stationers Inc. (collectively, the "Company") and Thomas W. Sturgess ("Sturgess").

     WHEREAS, the parties entered into an Employment Agreement effective as of January 1, 1996 (the "Agreement"), and

     WHEREAS, the parties desire to amend the Agreement to more accurately reflect the intention of the parties at the time the Agreement was signed;

     THEREFORE, the parties agree that the Agreement be, and it is hereby amended as follows:

     1. The last paragraph of Section 8 of the Agreement is amended by deleting therefrom the following: "(x) the occurrence of certain transactions as provided under the MEP plan, and (y)".

     2. Section 9 of the Agreement is amended by deleting therefrom the following: "(x) the occurrence of certain transactions as provided under the MEP plan, and (y)".

     3.   Except as so amended, the Agreement remains in full force and effect.

Dated:  as of March 5, 1996

                                   UNITED STATIONERS INC.
                                   UNITED STATIONERS SUPPLY CO.


                                   By:    /s/ Gary G. Miller
                                        --------------------------------------
                                        Gary G. Miller, Director and
                                        Member, Compensation Committee


                                   By:    /s/ James T. Callier, Jr.
                                        --------------------------------------
                                        James T. Callier, Jr., Director and
                                        Member, Compensation Committee


                                          /s/ Thomas W. Sturgess
                                        --------------------------------------
                                        Thomas W. Sturgess